EXHIBIT 23


                 CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Annual
Report on Form 10-K of First Keystone Corporation of our report dated January 10, 2002, included in the 2001 Annual Report to
Stockholders of First Keystone Corporation.








March 19,  2002                  /s/ J. H. Williams & Co., LLP
Kingston, Pennsylvania           J. H. Williams & Co., LLP
                                 Certified Public Accountants




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